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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report:  April 25, 1994



                         LAURENTIAN CAPITAL CORPORATION

                          Commission File No.:  0-8403

     Incorporated in the                     I.R.S. Employer Identification No.
     State of Delaware                       59-1611314

                             640 Lee Road, Suite 303
                           Wayne, Pennsylvania  19087

                          Registrant's Telephone Number
                       Including Area Code:  610/889-7400

                              Exhibit Index at Page 4

                                   Page 1 of 5

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Item 5.   OTHER EVENTS.

On April 25, 1994 Laurentian Capital Corporation (the "Company") issued its press release, a copy of which is attached hereto as Exhibit A, announcing that it had entered into a five year US $45 million revolving credit facility to refinance part of the Company's existing US $55 million Revolving Underwriting Facility ("RUF"). The new credit facility, together with the payment of $10 million by the Company, satisfied the repayment of the RUF, which was due on April 25, 1994.



Item 7.    EXHIBITS

Exhibit A  Press Release dated April 25, 1994



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             LAURENTIAN CAPITAL CORPORATION


                                             BY:  /s/ Bernhard M. Koch
                                                  -----------------------------
                                                  Bernhard M. Koch
                                                  Secretary

April 25, 1994

                                   Page 3 of 5



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                                   EXHIBIT INDEX


     Exhibit A                Press Release                       Page
                                                                 Number
                                                                 ------
                                                                    5




                                 Pages 4 of 5